MORGAN STANLEY DEAN WITTER JAPAN FUND          Two World Trade Center, New York,
                                               New York 10048
LETTER TO THE SHAREHOLDERS November 30, 1999

DEAR SHAREHOLDER:

Over the six-month period ended November 30, 1999, Japan's economy continued to show signs of a cyclical recovery, with record buying by foreign investors propelling the Japanese equity market upward. The announcement in September that Japanese gross domestic product (GDP) growth had reached 0.9 percent for the second quarter was an important catalyst for many international investors. Despite this trend, however, Morgan Stanley Dean Witter Investment Management Inc., the sub-advisor for Morgan Stanley Dean Witter Japan Fund, remains wary of some disturbing momentum characteristics that developed during the period, when fewer than a dozen stocks were primarily responsible for the market's gains. The ascension of this group of companies to a leadership role reflected a global trend of outperformance by technology companies, but seldom in Japan have so many mega-cap stocks produced such outsized gains in such a short time.

PERFORMANCE

For the six-month period ended November 30, 1999, the Fund's Class B shares produced a total return of 30.05 percent, compared to 37.91 percent for the Morgan Stanley Capital International (MSCI) Japan Index and 66.82 percent for the Lipper Japanese Funds Average. For the same period, the Fund's Class A, C and D shares posted total returns of 30.49 percent, 29.84 percent and 30.38 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. (These total return figures assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.)

The Fund performed in line with the MSCI Japan Index, but less favorably in comparison to its Lipper peer group, which includes a disproportionate number of funds focusing on growth, over-the-counter and small-cap stocks. The Fund's overall performance was also hindered by the strength of the yen during the last six months, which limited gains in some of the international blue-chip stocks in its portfolio.

MORGAN STANLEY DEAN WITTER JAPAN FUND

PORTFOLIO STRATEGY

As we enter the second half of the Fund's fiscal year, many of its core holdings are showing significant signs of real earnings momentum, and restructuring efforts have begun to bear fruit. Local merger-and-acquisition activity on an annualized basis is larger than the last three years in the aggregate, suggesting that aggressive, high-quality companies with focused management are shedding businesses that are not part of their core competency. The sub-advisor therefore continues to believe that the current Japanese market closely mirrors that of the U.S. market in the early 1990s. Leading Japanese companies that have traditionally emphasized market share are now prioritizing return on equity and business relationships based on mutual merit.

Companies added to the Fund's portfolio during the period included Tokyo Electric Power, House Food and Nippon Meat Packers.

LOOKING AHEAD

During the last six months, evidence of a long-term recovery in the Japanese economy began to mount, including low inventory levels, an improvement in retail sales and additional supplementary budget amounting to 3 percent of GDP that was announced in November. While most of 1999's recovery was based on a cyclical upturn, the sub-advisor believes a longer-term recovery will likely reward economic-sensitive stocks, which are currently at highly attractive valuations relative to the handful of "new" Japan companies. The sub-advisor believes the Fund's portfolio is well positioned to benefit from such a recovery, particularly if the appreciation of the yen subsides.

We appreciate your ongoing support of Morgan Stanley Dean Witter Japan Fund and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER JAPAN FUND

FUND PERFORMANCE November 30, 1999


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                 CLASS A*
-------------------------------------------
Since Inception (7/28/97)   6.33(1)  3.91(2)
1 Year                     46.28(1) 38.60(2)

                 CLASS C+
-------------------------------------------
Since Inception (7/28/97)   5.56(1)  5.56(2)
1 Year                     45.40(1) 44.40(2)

                 CLASS B**
-------------------------------------------
Since Inception (4/26/96)   1.10(1)  0.56(2)
1 Year                     45.45(1) 40.45(2)

                 CLASS D#
-------------------------------------------
Since Inception (7/28/97)   6.73(1)
1 Year                     46.94(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
+    The maximum contingent deferred sales charge for Class C
     shares is 1% for shares redeemed within one year of
     purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER JAPAN FUND

PORTFOLIO OF INVESTMENTS November 30, 1999 (unaudited)

NUMBER OF
  SHARES                                       VALUE
--------------------------------------------------------
             COMMON STOCKS (96.2%)
             Building Products (0.6%)
   462,000   Sanwa Shutter Corp. .........  $  1,585,294
                                            ------------

             Consumer Electronics/Appliances (6.0%)
    93,000   Aiwa Co., Ltd. ..............     1,841,765
   114,000   Rinnai Corp. ................     2,347,059
    60,500   Sony Corp. ..................    11,210,294
                                            ------------
                                              15,399,118
                                            ------------
             Consumer Specialties (1.2%)
   450,000   Casio Computer Co., Ltd. ....     3,070,588
                                            ------------

             Diversified Electronic Products (15.7%)
   535,000   Hitachi Ltd. ................     7,395,588
    60,000   Kyocera Corp. ...............     7,241,177
   302,000   Matsushita Electric
              Industrial Co., Ltd. .......     7,653,627
   435,000   NEC Corp. ...................    10,171,324
 1,025,000   Toshiba Corp. ...............     7,546,814
                                            ------------
                                              40,008,530
                                            ------------
             E.D.P. Peripherals (2.4%)
   228,000   Mitsumi Electric Co.,
              Ltd. .......................     6,057,647
                                            ------------

             Electrical Products (1.1%)
   257,000   Furukawa Electric Co.,
              Ltd. .......................     2,748,892
                                            ------------

             Electronic Components (2.6%)
    60,000   TDK Corp. ...................     6,588,235
                                            ------------
             Electronic Data Processing (4.1%)
   295,000   Fujitsu Ltd. ................    10,469,608
                                            ------------

             Electronic Distributors (1.0%)
   100,000   Ryosan Co., Ltd. ............     2,450,980
                                            ------------
             Finance Companies (1.9%)
   215,000   Hitachi Credit Corp. ........     4,911,275
                                            ------------
             Food Chains (1.5%)
    61,900   FamilyMart Co., Ltd. ........     3,889,990
                                            ------------
             Home Building (2.3%)
   415,000   Sekisui Chemical Co.,
              Ltd. .......................     1,973,284
   401,000   Sekisui House Ltd. ..........     3,892,059
                                            ------------
                                               5,865,343
                                            ------------
             Home Furnishings (0.3%)
    40,000   Sangetsu Co., Ltd. ..........       748,627
                                            ------------

NUMBER OF
  SHARES                                       VALUE
--------------------------------------------------------

             Industrial Machinery/Components (10.3%)
   395,000   Amada Co., Ltd. .............  $  2,246,078
   330,000   Daifuku Co., Ltd. ...........     1,695,294
   380,000   Daikin Industries, Ltd. .....     4,936,275
   130,000   Fuji Machine Manufacturing
              Co., Ltd. ..................     7,596,078
   288,000   Minebea Co., Ltd. ...........     4,497,882
 1,060,000   Mitsubishi Heavy Industries
              Ltd. .......................     3,439,804
   420,000   Tsubakimoto Chain Co. .......     1,968,235
                                            ------------
                                              26,379,646
                                            ------------
             Industrial Specialties (2.0%)
   210,000   Fujitec Co., Ltd. ...........     2,468,529
   249,000   Lintec Corp. ................     2,599,853
                                            ------------
                                               5,068,382
                                            ------------
             Major Pharmaceuticals (2.2%)
   230,000   Sankyo Co., Ltd. ............     5,659,804
                                            ------------

             Meat/Poultry/Fish (0.3%)
    60,000   Nippon Meat Packers, Inc. ...       766,471
                                            ------------

             Motor Vehicles (4.9%)
   890,000   Nissan Motor Co., Ltd.*......     4,144,608
   263,000   Suzuki Motor Corp. ..........     3,865,069
   136,000   Toyota Motor Corp. ..........     4,613,333
                                            ------------
                                              12,623,010
                                            ------------
             Office Equipment/Supplies (5.9%)
   240,000   Canon, Inc. .................     7,058,824
   427,000   Ricoh Co., Ltd. .............     7,912,059
                                            ------------
                                              14,970,883
                                            ------------
             Other Pharmaceuticals (4.2%)
   136,000   Ono Pharmaceutical Co.,
              Ltd. .......................     4,306,667
   147,000   Yamanouchi Pharmaceutical
              Co., Ltd. ..................     6,413,235
                                            ------------
                                              10,719,902
                                            ------------
             Other Telecommunications (3.9%)
       554   Nippon Telegraph & Telephone
              Corp. ......................     9,939,412
                                            ------------

             Photographic Products (2.7%)
   167,000   Fuji Photo Film Co. .........     6,794,608
                                            ------------

             Pollution Control Equipment (1.2%)
   158,000   Kurita Water Industries
              Ltd. .......................     3,020,588
                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

PORTFOLIO OF INVESTMENTS November 30, 1999 (unaudited) continued


NUMBER OF
  SHARES                                       VALUE
--------------------------------------------------------
             Printing/Forms (1.8%)
   228,000   Dai Nippon Printing Co.,
              Ltd. .......................  $  3,967,647
    77,000   Nissha Printing Co., Ltd. ...       528,431
                                            ------------
                                               4,496,078
                                            ------------
             Real Estate (1.3%)
   300,000   Mitsubishi Estate Co.,
              Ltd. .......................     3,235,294
                                            ------------
             Recreational Products/Toys (4.8%)
    59,000   Nintendo Co., Ltd. ..........     9,839,118
   277,000   Yamaha Corp. ................     2,541,882
                                            ------------
                                              12,381,000
                                            ------------
             Semiconductors (1.9%)
    18,000   Rohm Co., Ltd. ..............     4,884,706
                                            ------------

             Specialty Chemicals (6.3%)
   670,000   Daicel Chemical Industries,
              Ltd. .......................     1,983,726
   490,000   Kaneka Corp. ................     6,249,902
   540,000   Mitsubishi Chemical Corp. ...     2,234,118
   246,000   NIFCO Inc. ..................     2,978,529
   440,000   Shin-Etsu Polymer Co.,
              Ltd. .......................     2,652,941
                                            ------------
                                              16,099,216
                                            ------------
             Specialty Foods/Candy (0.3%)
    50,000   House Foods Corp. ...........       711,275
                                            ------------

             Utilities (0.9%)
    80,000   Tokyo Electric Power Co. ....     2,254,902
                                            ------------
             Wholesale Distributors (0.6%)
   107,000   Nissei Sangyo Co., Ltd. .....     1,584,020
                                            ------------

             TOTAL COMMON STOCKS
             (Identified Cost
             $167,422,697)................   245,383,324
                                            ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
----------
             SHORT-TERM INVESTMENT (a) (1.5%)
             U.S. GOVERNMENT AGENCY
$    3,800   Federal National Mortgage Assoc.
              5.60% due 12/01/99
              (Amortized Cost $3,800,000)      3,800,000
                                            ------------

                                                      VALUE
----------------------------------------------------------------

TOTAL INVESTMENTS
(Identified Cost $171,222,697) (b)..     97.7%    $249,183,324

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES...............      2.3        5,863,237
                                         ----     ------------

NET ASSETS..........................    100.0%    $255,046,561
                                        =====     ============


---------------------
 *  Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $82,290,018 and the aggregate gross unrealized depreciation is $4,329,391, resulting in net unrealized appreciation of $77,960,627.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT NOVEMBER 30, 1999:

    CONTRACTS      IN EXCHANGE   DELIVERY   UNREALIZED
   TO DELIVER          FOR         DATE    DEPRECIATION
-------------------------------------------------------
JPY     1,178,100  $    11,550   12/01/99  $   --
JPY   849,530,271  $ 8,328,728   12/02/99      --
JPY 3,000,000,000  $27,798,369   12/03/99   (1,629,552)
JPY 3,600,000,000  $33,361,134   12/03/99   (1,952,371)
                                           -----------
          Total unrealized
            depreciation.................  $(3,581,923)
                                           ===========

Currency Abbreviation:
JPY Japanese Yen.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999 (unaudited)
ASSETS:
Investments in securities, at value (identified cost
 $171,222,697)..............................................  $249,183,324
Cash (including $11,550 in foreign currency)................       295,457
Receivable for:
    Investments sold........................................     8,312,903
    Shares of beneficial interest sold......................       928,189
    Dividends...............................................       483,117
Deferred organizational expenses............................        56,263
Prepaid expenses and other assets...........................       146,717
                                                              ------------
    TOTAL ASSETS............................................   259,405,970
                                                              ------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency
 contracts..................................................     3,581,923
Payable for:
    Shares of beneficial interest repurchased...............       317,827
    Plan of distribution fee................................       213,321
    Investment management fee...............................       212,161
Accrued expenses and other payables.........................        34,177
                                                              ------------
    TOTAL LIABILITIES.......................................     4,359,409
                                                              ------------
    NET ASSETS..............................................  $255,046,561
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $263,975,138
Net unrealized appreciation.................................    74,392,144
Accumulated net investment loss.............................    (2,044,211)
Accumulated net realized loss...............................   (81,276,510)
                                                              ------------
    NET ASSETS..............................................  $255,046,561
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $4,461,329
Shares Outstanding (unlimited authorized, $.01 par value)...       449,367
    NET ASSET VALUE PER SHARE...............................         $9.93
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $10.48
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $233,901,169
Shares Outstanding (unlimited authorized, $.01 par value)...    23,612,695
    NET ASSET VALUE PER SHARE...............................         $9.91
                                                              ============
CLASS C SHARES:
Net Assets..................................................   $13,825,557
Shares Outstanding (unlimited authorized, $.01 par value)...     1,411,784
    NET ASSET VALUE PER SHARE...............................         $9.79
                                                              ============
CLASS D SHARES:
Net Assets..................................................    $2,858,506
Shares Outstanding (unlimited authorized, $.01 par value)...       285,871
    NET ASSET VALUE PER SHARE...............................        $10.00
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

STATEMENT OF OPERATIONS
For the six months ended November 30, 1999 (unaudited)
NET INVESTMENT LOSS:
INCOME
Dividends (net of $80,007 foreign withholding tax)..........  $   508,989
Interest....................................................      323,333
                                                              -----------

    TOTAL INCOME............................................      832,322
                                                              -----------

EXPENSES
Investment management fee...................................    1,046,791
Plan of distribution fee (Class A shares)...................        5,607
Plan of distribution fee (Class B shares)...................    1,014,892
Plan of distribution fee (Class C shares)...................       51,324
Transfer agent fees and expenses............................      180,485
Registration fees...........................................       75,746
Shareholder reports and notices.............................       56,626
Custodian fees..............................................       48,952
Professional fees...........................................       37,470
Organizational expenses.....................................       20,073
Trustees' fees and expenses.................................        6,563
Other.......................................................        5,105
                                                              -----------

    TOTAL EXPENSES..........................................    2,549,634
                                                              -----------

    NET INVESTMENT LOSS.....................................   (1,717,312)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments.............................................    9,077,646
    Foreign exchange transactions...........................   (4,377,019)
                                                              -----------

    NET GAIN................................................    4,700,627
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   56,217,494
    Translation of forward foreign currency contracts, other
     assets and liabilities denominated in foreign
     currencies.............................................   (3,534,784)
                                                              -----------

    NET APPRECIATION........................................   52,682,710
                                                              -----------

    NET GAIN................................................   57,383,337
                                                              -----------

NET INCREASE................................................  $55,666,025
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX        FOR THE YEAR
                                                        MONTHS ENDED          ENDED
                                                       NOVEMBER 30, 1999   MAY 31, 1999
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss..................................    $ (1,717,312)     $ (2,370,409)
Net realized gain (loss).............................       4,700,627       (30,073,309)
Net change in unrealized appreciation................      52,682,710        58,177,914
                                                         ------------      ------------

    NET INCREASE.....................................      55,666,025        25,734,196
                                                         ------------      ------------

DIVIDENDS TO SHAREHOLDERS:
From net investment income
    Class A shares...................................              --           (36,929)
    Class B shares...................................              --        (4,101,636)
    Class C shares...................................              --          (151,368)
    Class D shares...................................              --            (1,483)

In excess of net investment income
    Class A shares...................................              --           (13,129)
    Class B shares...................................              --        (1,912,867)
    Class C shares...................................              --           (57,074)
    Class D shares...................................              --              (511)
                                                         ------------      ------------

    TOTAL DIVIDENDS..................................              --        (6,274,997)
                                                         ------------      ------------

Net increase from transactions in shares of
 beneficial interest.................................      43,271,309         9,150,518
                                                         ------------      ------------

    NET INCREASE.....................................      98,937,334        28,609,717

NET ASSETS:
Beginning of period..................................     156,109,227       127,499,510
                                                         ------------      ------------
    END OF PERIOD
    (Including a net investment loss of $2,044,211
    and dividends in excess of net investment income
    of $326,899, respectively).......................    $255,046,561      $156,109,227
                                                         ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Japan Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in securities of issuers located in Japan. The Fund was organized as a Massachusetts business trust on January 22, 1996 and commenced operations on April 26, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain

MORGAN STANLEY DEAN WITTER JAPAN FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued


portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or

MORGAN STANLEY DEAN WITTER JAPAN FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued



loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $200,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.95% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER JAPAN FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued


Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates:
(i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, Distributor and Sub-Advisor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

MORGAN STANLEY DEAN WITTER JAPAN FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued



distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $17,933,125 at November 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended November 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 1.00%, respectively.

The Distributor has informed the Fund that for the six months ended November 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $192,964 and $4,762, respectively and received $33,581 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1999 aggregated $50,690,165 and $20,874,155, respectively.

For the six months ended November 30, 1999, the Fund incurred $29,857 in brokerage commissions with Morgan Stanley & Co., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY DEAN WITTER JAPAN FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued



Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                    FOR THE SIX                      FOR THE YEAR
                                                                   MONTHS ENDED                          ENDED
                                                                 NOVEMBER 30, 1999                   MAY 31, 1999
                                                            ---------------------------       ---------------------------
                                                                    (unaudited)
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                                            -----------   -------------       -----------   -------------
CLASS A SHARES
Sold......................................................    7,618,074   $  70,050,613         5,370,586   $  36,662,209
Reinvestment of dividends.................................           --              --             7,798          52,327
Redeemed..................................................   (7,409,596)    (69,734,688)       (5,156,270)    (35,993,342)
                                                            -----------   -------------       -----------   -------------
Net increase - Class A....................................      208,478         315,925           222,114         721,194
                                                            -----------   -------------       -----------   -------------
CLASS B SHARES
Sold......................................................   22,860,434     211,415,928        28,669,856     203,289,556
Reinvestment of dividends.................................           --              --           820,552       5,522,307
Redeemed..................................................  (18,752,052)   (175,556,415)      (28,729,509)   (203,190,103)
                                                            -----------   -------------       -----------   -------------
Net increase - Class B....................................    4,108,382      35,859,513           760,899       5,621,760
                                                            -----------   -------------       -----------   -------------
CLASS C SHARES
Sold......................................................    1,906,516      17,346,536           846,527       5,960,654
Reinvestment of dividends.................................           --              --            26,857         178,602
Redeemed..................................................   (1,218,383)    (11,353,380)         (410,037)     (2,908,273)
                                                            -----------   -------------       -----------   -------------
Net increase - Class C....................................      688,133       5,993,156           463,347       3,230,983
                                                            -----------   -------------       -----------   -------------
CLASS D SHARES
Sold......................................................    3,830,537      35,261,234         5,043,403      35,816,884
Reinvestment of dividends.................................           --              --               322           2,168
Redeemed..................................................   (3,682,589)    (34,158,519)       (4,999,222)    (36,242,471)
                                                            -----------   -------------       -----------   -------------
Net increase (decrease) - Class D.........................      147,948       1,102,715            44,503        (423,419)
                                                            -----------   -------------       -----------   -------------
Net increase in Fund......................................    5,152,941   $  43,271,309         1,490,863   $   9,150,518
                                                            ===========   =============       ===========   =============

6. FEDERAL INCOME TAX STATUS

At May 31, 1999, the Fund had a net capital loss carryover of approximately $80,934,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

            AMOUNT IN THOUSANDS
-------------------------------------------
        2005              2006       2007
---------------------   --------   --------
        $448            $28,917    $51,569
        ====            =======    =======

MORGAN STANLEY DEAN WITTER JAPAN FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued


Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $4,912,000 during fiscal 1999.

As of May 31, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses and income from the mark-to-market of passive foreign investment companies.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At November 30, 1999, there were outstanding forward contracts, used to facilitate settlement of foreign currency denominated portfolio transactions and manage foreign currency exposure.

At November 30, 1999, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

MORGAN STANLEY DEAN WITTER JAPAN FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX         FOR THE YEAR   JULY 28, 1997*
                                                                MONTHS ENDED            ENDED          THROUGH
                                                              NOVEMBER 30, 1999      MAY 31, 1999    MAY 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                                 (unaudited)
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................        $ 7.57              $ 6.72          $ 9.16
                                                                    ------              ------          ------

Income (loss) from investment operations:
 Net investment income (loss)...............................         (0.06)              (0.02)           0.05
 Net realized and unrealized gain (loss)....................          2.42                1.31           (2.49)
                                                                    ------              ------          ------

Total income (loss) from investment operations..............          2.36                1.29           (2.44)
                                                                    ------              ------          ------

Less dividends:
 From net investment income.................................            --               (0.33)             --
 In excess of net investment income.........................            --               (0.11)             --
                                                                    ------              ------          ------

Total dividends.............................................            --               (0.44)             --
                                                                    ------              ------          ------

Net asset value, end of period..............................        $ 9.93              $ 7.57          $ 6.72
                                                                    ======              ======          ======

TOTAL RETURN+...............................................         30.49%(1)           20.61%         (26.64)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.54%(2)(3)         1.72%(3)        1.83%(2)

Net investment income (loss)................................         (0.79)%(2)(3)       (0.94)%(3)       0.75%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $4,461              $1,823            $126

Portfolio turnover rate.....................................            10%(1)              78%              7%

---------------------
  *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

                                                                                                                  FOR THE PERIOD
                                                         FOR THE SIX             FOR THE YEAR ENDED MAY 31,       APRIL 26, 1996*
                                                        MONTHS ENDED          ---------------------------------       THROUGH
                                                     NOVEMBER 30, 1999++       1999++       1998**++     1997      MAY 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
                                                         (unaudited)
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period...............         $ 7.58              $ 6.67        $ 8.79     $ 9.61        $10.00
                                                            ------              ------        ------     ------        ------

Income (loss) from investment operations:
 Net investment loss...............................          (0.09)              (0.13)        (0.13)     (0.16)           --
 Net realized and unrealized gain (loss)...........           2.42                1.37         (1.99)     (0.66)        (0.39)
                                                            ------              ------        ------     ------        ------

Total income (loss) from investment operations.....           2.33                1.24         (2.12)     (0.82)        (0.39)
                                                            ------              ------        ------     ------        ------
Less dividends:
 From net investment income........................             --               (0.22)           --         --            --
 In excess of net investment income................             --               (0.11)           --         --            --
                                                            ------              ------        ------     ------        ------

Total dividends....................................             --               (0.33)           --         --            --
                                                            ------              ------        ------     ------        ------

Net asset value, end of period.....................         $ 9.91              $ 7.58        $ 6.67     $ 8.79        $ 9.61
                                                            ======              ======        ======     ======        ======

TOTAL RETURN+......................................          30.05%(1)           19.89%       (24.12)%    (8.53)%       (3.90)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................           2.34%(2)(3)         2.59%(3)      2.48%      2.43%         2.84%(2)

Net investment loss................................          (1.59)%(2)(3)       (1.81)%(3)    (1.62)%    (1.77)%       (0.52)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............       $233,901            $147,812      $125,008   $239,719      $273,544

Portfolio turnover rate............................             10%(1)              78%            7%        25%           --

---------------------
  *  Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

                                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX         FOR THE YEAR   JULY 28, 1997*
                                                                MONTHS ENDED            ENDED          THROUGH
                                                              NOVEMBER 30, 1999      MAY 31, 1999    MAY 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                                     (unaudited)
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................        $ 7.49              $ 6.68          $ 9.16
                                                                    ------              ------          ------

Income (loss) from investment operations:
 Net investment loss........................................         (0.10)              (0.12)          (0.07)
 Net realized and unrealized gain (loss)....................          2.40                1.34           (2.41)
                                                                    ------              ------          ------

Total income (loss) from investment operations..............          2.30                1.22           (2.48)
                                                                    ------              ------          ------

Less dividends:
 From net investment income.................................            --               (0.30)             --
 In excess of net investment income.........................            --               (0.11)             --
                                                                    ------              ------          ------

Total dividends.............................................            --               (0.41)             --
                                                                    ------              ------          ------

Net asset value, end of period..............................        $ 9.79              $ 7.49          $ 6.68
                                                                    ======              ======          ======

TOTAL RETURN+...............................................         29.84%(1)           19.86%         (27.07)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          2.34%(2)(3)         2.58%(3)        2.52%(2)

Net investment loss.........................................         (1.59)%(2)(3)       (1.80)%(3)      (1.21)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $13,826              $5,423          $1,738

Portfolio turnover rate.....................................            10%(1)              78%              7%

---------------------
  *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND

                                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX         FOR THE YEAR   JULY 28, 1997*
                                                                MONTHS ENDED            ENDED          THROUGH
                                                              NOVEMBER 30, 1999      MAY 31, 1999    MAY 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                                 (unaudited)
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................       $ 7.62               $ 6.72          $ 9.16
                                                                   ------               ------          ------

Income (loss) from investment operations:
 Net investment loss........................................        (0.05)               (0.02)          (0.01)
 Net realized and unrealized gain (loss)....................         2.43                 1.37           (2.43)
                                                                   ------               ------          ------

Total income (loss) from investment operations..............         2.38                 1.35           (2.44)
                                                                   ------               ------          ------

Less dividends:
 From net investment income.................................           --                (0.34)             --
 In excess of net investment income.........................           --                (0.11)             --
                                                                   ------               ------          ------

Total dividends.............................................           --                (0.45)             --
                                                                   ------               ------          ------

Net asset value, end of period..............................       $10.00               $ 7.62          $ 6.72
                                                                   ======               ======          ======

TOTAL RETURN+...............................................        30.38%(1)            21.76%         (26.64)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.34%(2)(3)          1.59%(3)        1.60%(2)

Net investment loss.........................................        (0.59)%(2)(3)        (0.81)%(3)      (0.23)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $2,859               $1,051            $628

Portfolio turnover rate.....................................           10%(1)               78%              7%

---------------------
  *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
----------------------------------
Morgan Stanley Dean Witter
Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
JAPAN FUND


Semiannual Report
November 30, 1999